Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,125,000.00
Previously Paid Amount	1,584.59
Total Fee Amount	6,602.44
Total Offset Amount	0.00
Net Fee	$ 5,017.85